MERCURY GLOBAL SMALLCAP PORTFOLIO
                                OF FAM SERIES FUND, INC.

                          Supplement dated July 5, 2005 to the
                               Prospectus dated May 1, 2005

Effective until and including July 31, 2005, John Coyle, CFA and Murali Balaraman, CFA, two of the three members of the portfolio management team of Mercury Global SmallCap Portfolio (the "Fund") will be primarily responsible for the day-to-day management of the Fund's portfolio.